UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004



                                SENTO CORPORATION
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             (Exact name of registrant as specified in its charter)

            Utah                    000-06425                87-0284979
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(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)

              808 East Utah Valley Drive
                   American Fork, Utah                         84003
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        (Address of principal executive offices)            (Zip Code)

                                 (801) 492-2000
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              (Registrant's telephone number, including area code)

                                       n/a
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          (Former name or former address, if changed since last report)

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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      The following are filed as exhibits to this report:


   Exhibit
    Number            Title of Document                             Location
-------------- --------------------------------------------------- -------------

  Item 99.     Other Exhibits
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    99.01      Press Release dated April 22, 2004, titled           This filing
               "Sento Signs National Internet Retailer and
               Extends Two Existing Contracts; Partnership
               Marks Second Internet Retailer Deal"

    99.02      Press Release dated April 22, 2004, titled           This filing
               "Sento Clarifies Pro Forma Operating Results
               Reporting"


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                        ITEM 9. REGULATION FD DISCLOSURE
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         On April 22, 2004, Sento Corporation issued a press release to announce it had entered into one new agreement to provide outsourced call center support and extended the term of two other such agreements, a copy of which is attached as Exhibit 99.01.

         The information included in this section of this report on Form 8-K, including Exhibit 99.01, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

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             ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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         On April 22, 2004, Sento Corporation issued a press release to provide additional information respecting the effect of options previously granted to employees on its financial results for its fourth fiscal quarter and year ended March 31, 2004, a copy of which is attached as Exhibit 99.02.

         The information included in this section of this report on Form 8-K, including Exhibit 99.02, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Forward Looking Statements

         Statements in this current report, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: variations in market and economic conditions; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions, which could cause actual results to differ from the Sento's current expectations, are contained in the Sento's filings with the Securities and Exchange Commission, including the Sento's Annual Report on Form 10-KSB.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SENTO CORPORATION


Date: April 23, 2004                        By /s/ Stanley J. Cutler
                                              -------------------------------
                                              Stanley J. Cutler
                                              Its Senior Vice-President
                                              of Finance and Secretary

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